Exhibit 99.1

405 S 8th Street #201, Boise, ID 83702

NEWS RELEASE

June 11, 2025

Perpetua Resources Announces US$300 Million Bought Deal Financing and US$100 Million Private Placement as part of Comprehensive Financing Package for Stibnite Gold Project

BOISE, ID – Perpetua Resources Corp. (Nasdaq: PPTA / TSX: PPTA) (“Perpetua Resources” or the “Company”) announced today that it has entered into an agreement with National Bank of Canada Financial Markets and BMO Capital Markets, on behalf of themselves and a syndicate of underwriters (the “Underwriters”) under which the Underwriters have agreed to purchase, on a bought deal basis, 22,728,000 common shares, no par value, of the Company (the “Common Shares”) at a price of US$13.20 per Common Share (the “Offering Price”) for aggregate gross proceeds of approximately US$300 million (the “Offering”). National Bank of Canada Financial Markets and BMO Capital Markets are acting as joint lead bookrunning managers for the Offering. In connection with the Offering, Paulson & Co. Inc. has entered into an agreement to purchase US$100 million of Common Shares in a private placement (the “Private Placement”) at the Offering Price.

The Company intends to use the proceeds of the Offering and the Private Placement as part of a comprehensive financing package for the development of the Company’s Stibnite Gold Project (the “Project”) in conjunction with the previously announced application for up to US$2 billion in project financing submitted to the Export-Import Bank of the United States (“EXIM”) in May 2025. The Company intends to designate the proceeds of the Offering and the Private Placement toward equity requirements for the EXIM debt financing, with any additional funds intended to support exploration activities, working capital and general corporate purposes. EXIM’s due diligence on the Company’s application is ongoing and is conditional upon successfully completing the due diligence and underwriting process. If the due diligence process is successful, the Company anticipates closing the debt financing in 2026.

Together with the EXIM debt financing and royalty financing described below, if successfully completed in the amounts anticipated, the Company believes that the net proceeds from the Offering and the Private Placement will provide the Company with sufficient capital to fund the Project construction costs of US$2.2 billion, along with additional funds for a cost-over run account, debt service, working capital costs in excess of the Project capital costs and exploration activities.

In addition, the Company is in advanced discussions with potential partners for guarantees of the Company’s obligations under reclamation bonds or other financial instruments that the Company will be required to enter into to satisfy financial assurance requirements applicable under applicable federal and state law. The Company is seeking a US$155 million guarantee and indemnification of the Company’s obligations to surety providers in respect of reclamation bonds or other financial instruments, along with proceeds between US$200 million to US$250 million, in exchange for either a gold net smelter return (“NSR”) royalty not to exceed 3.9% or a gold stream. A royalty, if any, would be expected to provide for buy back of a portion of the royalty if certain conditions are met. The US$155 million guarantee and indemnification is anticipated to be sufficient to satisfy the aggregate obligations of the Company to provide construction phase financial assurance as required by regulatory authorizations from relevant agencies. Securing the financial assurance in this amount is expected to position the Company to receive the USFS notice to proceed under the approved plan of operation and satisfy the financial assurance conditions of various federal and state permits, allowing the Company commence construction later in 2025. The proposed royalty and financial assurance arrangement is expected to be formalized in summer 2025. Based on indications from the relevant agencies, the Company expects the remaining state permits required to commence construction to be issued by the relevant agencies in summer 2025.

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Perpetua Resources has also granted the Underwriters an option (the "Option") to purchase up to an additional 3,409,200 Common Shares representing up to 15% of the number of Common Shares to be sold pursuant to the Offering. The Underwriters have 30 days from the closing of the Offering to exercise the Option. In connection with the Offering, an underwriting agreement will be entered into by and among Perpetua Resources, National Bank of Canada Financial Markets and BMO Capital Markets as representatives of the several Underwriters (the "Underwriting Agreement"). In the event that the Option is exercised in full, the aggregate gross proceeds of the Offering will be approximately US$345 million.

The Offering is expected to close on or about June 16, 2025. Closing of the Offering will be subject to a number of customary conditions to be included in the Underwriting Agreement.

The Offering to the public in the United States is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-266071) (the “U.S. Registration Statement”), including a base prospectus, previously filed with the Securities and Exchange Commission (the "SEC"). The Offering in the United States will be made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended. You may obtain these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, copies of the U.S. Registration Statement, preliminary prospectus supplement and base prospectus may be obtained from National Bank of Canada Financial Markets, 130 King Street West, 4th Floor Podium, Toronto, Ontario M5X 1J9, by email at NBF-Syndication@bnc.ca or by telephone at (416) 869-8414. The Offering may also be conducted in Canada and in offshore jurisdictions on a private placement basis in accordance with applicable securities laws. The Company intends to rely on the exemption in section 602.1 of the TSX Company Manual in respect of the Offering and the Private Placement as an eligible interlisted issuer.

The Private Placement is expected to close concurrently with the closing of the Offering and is subject to customary conditions, including the completion of the Offering, but the Offering is not contingent upon the consummation of the Private Placement. The sale of the Common Shares under the Private Placement will not be registered under the Securities Act of 1933, as amended. Since neither the fair market value of the Common Shares to be acquired by the Paulson (an insider of the Company), nor the consideration for the Common Shares paid by Paulson, exceeds 25% of the Company’s market capitalization as calculated in accordance with MI 61-101 (as defined below), the Private Placement is exempt from the formal valuation and minority approval requirements of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions (“MI 61-101”) pursuant to subsections 5.5(a) and 5.7(1)(a) of MI 61-101.

No securities regulatory authority has either approved or disapproved the contents of this news release. This news release does not constitute an offer to sell or the solicitation of an offer to buy Common Shares, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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About Perpetua Resources and the Stibnite Gold Project

Perpetua Resources Corp., through its wholly owned subsidiaries, is focused on the exploration, site restoration and redevelopment of gold-antimony-silver deposits in the Stibnite-Yellow Pine district of central Idaho that are encompassed by the Stibnite Gold Project. The Stibnite Gold Project is one of the highest-grade, open pit gold deposits in the United States and is designed to apply a modern, responsible mining approach to restore an abandoned mine site and produce both gold and the only mined source of antimony in the United States. Perpetua Resources has been awarded a Technology Investment Agreement of US$59.2 million in Defense Production Act Title III funding to advance construction readiness and permitting of the Stibnite Gold Project. Antimony trisulfide from Stibnite is the only known domestic reserves of antimony that can meet U.S. defense needs for many small arms, munitions, and missile types.

For further information about Perpetua Resources Corp., please contact:

Chris Fogg

Investor Relations Manager

chris.fogg@perpetuacorp.us

Info@perpetuacorp.us

Mckinsey Lyon

Vice President External Affairs

media@perpetua.us

Cautionary Statement Regarding Forward-Looking STATEMENTS OR INFORMATION

Investors should be aware that the EXIM Letter of Interest (“LOI”) is non-binding and conditional, and does not represent a financing commitment. A funding commitment, if any, is conditional upon successfully completing the due diligence and underwriting process, which may not be completed on the expected timeline, or at all. If the Company’s application is approved, there can be no assurance that the EXIM financing will be for the full amount indicated in the LOI or the increased amount requested in the application, or that the approved EXIM financing will be sufficient for the Company to commence construction of the Project. Further, release of funding under any such commitment would be subject to the satisfaction of certain conditions and covenants by the Company.

Investors should be aware that the Company has not entered into any definitive agreement with respect to a royalty, streaming or guarantee and may not be able to enter into such agreement on the anticipated terms and timeline, or at all. In addition, the outcomes from such agreement, when entered into, may not be sufficient to satisfy the aggregate obligations of the Company to provide construction phase financial assurance under applicable federal and state law prior to commencing construction. Securing the financial assurance does not guarantee the Company will receive the USFS notice to proceed under the approved plan of operation and consummating the royalty financing may not satisfy the financial assurance conditions of various federal and state permits required to commence construction. Further, a buy back of a portion of the royalty would be subject to the satisfaction of certain conditions and covenants by the Company under the royalty and financing arrangement.

Investors should be aware that state regulators are not bound by permitting schedules and anticipated timelines may be delayed materially or not be satisfied.

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Statements contained in this news release that are not historical facts are "forward-looking information" or "forward-looking statements" (collectively, "Forward-Looking Information") within the meaning of applicable Canadian securities legislation and the United States Private Securities Litigation Reform Act of 1995. Forward-Looking Information includes, but is not limited to, disclosure regarding the conduct of the Offering and Private Placement; the granting of the Underwriters’ over-allotment option; the anticipated use of proceeds from the Offering and Private Placement; the occurrence of the expected benefits from the anticipated use of proceeds from the Offering, Private Placement, EXIM financing and royalty financing disclosure regarding the review process, anticipated timing and potential outcome of the Company’s EXIM financing application; the amount of potential debt financing available to the Company; the eligibility of the Project for funding under the MMIA and CTEP initiatives; the timing and potential outcome of any other discussions with governmental agencies; the status and anticipated terms and timing of the royalty, streaming and financial assurance negotiations; the estimate of the initial financial assurance obligations; the anticipated timing of the issuance of certain state permits or a USFS notice to proceed; our ability to fully fund the construction of the Project and related financial assurance obligations; our ability to successfully implement and fund the Project; and the occurrence of the expected benefits from the Project, including providing a domestic source of antimony, national defense benefits, creation of jobs and environmental benefits. In certain cases, Forward-Looking Information can be identified by the use of words and phrases or variations of such words and phrases or statements such as "anticipate", "expect", "plan", "likely", "believe", "intend", "forecast", "project", "estimate", "potential", "could", "may", "will", "would" or "should". In preparing the Forward-Looking Information in this news release, Perpetua Resources has applied several material assumptions, including, but not limited to, assumptions that the EXIM application will be reviewed and approved within the expected timeframe at the amount equal to or higher than the amount indicated in the LOI; that the Company will be able to satisfy the conditions to obtain a funding commitment from EXIM and to receive committed funds when needed; the ongoing royalty financing negotiations will proceed in a timely manner and result in a binding agreement on the terms anticipated; that the Company will be able to satisfy financial assurance requirements applicable under applicable federal and state law; that the Company’s proposed financing package will be sufficient to finance permitting, pre-construction and construction of the Project or that the company will be able to secure alternate financing if necessary; that the current exploration, development, environmental and other objectives concerning the Project can be achieved and that its other corporate activities will proceed as expected; that general business and economic conditions will not change in a materially adverse manner and that permitting and operations costs will not materially increase; and that we will be able to discharge our liabilities as they become due and continue as a going concern. Forward-Looking Information are based on certain material assumptions and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Perpetua Resources to be materially different from any future results, performance or achievements expressed or implied by the Forward-Looking Information. Such risks and other factors include, among other things,  risks related to delays in the EXIM application review process; any approved amount of EXIM financing may not be sufficient to commence construction of the Project; the terms of the guarantee agreement and related surety agreements may not be sufficient to satisfy financial assurance requirements applicable under applicable federal and state law; risks related to unforeseen delays in the review and permitting process, including as a result of legal challenges to the ROD or other permits; risks related to opposition to the Project; risks related to increased or unexpected costs in operations or the permitting process; risks that necessary financing will be unavailable when needed on acceptable terms, or at all, as well as those factors discussed in Perpetua Resources' public filings with the SEC and its Canadian disclosure record. Although Perpetua Resources has attempted to identify important factors that could affect Perpetua Resources and may cause actual actions, events or results to differ materially from those described in Forward-Looking Information, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that Forward-Looking Information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on Forward-Looking Information. For further information on these and other risks and uncertainties that may affect the Company's business and liquidity, see the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's filings with the SEC, which are available at www.sec.gov and with the Canadian securities regulators, which are available at www.sedarplus.com. Except as required by law, Perpetua Resources does not assume any obligation to release publicly any revisions to Forward-Looking Information contained in this news release to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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